SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 30, 2003

                   INFINITY PROPERTY AND CASUALTY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Ohio                          000-50167                     03-0483872
---------------              ---------------------           ------------------
(State or other              (Commission File No.)             (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

                 2204 Lakeshore Drive, Birmingham, Alabama 35209
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (205) 870-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits

      99.1 Press release dated July 30, 2003 announcing results for the quarter ended June 30, 2003.

            The information included in this report shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  INFINITY PROPERTY AND CASUALTY
                                                              CORPORATION

Date: July 30, 2003                               By: /s/ Samuel J. Simon
                                                      --------------------------
                                                  Name: Samuel J. Simon
                                                  Title: Senior Vice President,
                                                         General Counsel and
                                                         Secretary